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                                                                  EXECUTION COPY



                             AMENDMENT dated as of December 18, 1996 (this
                      "Amendment"), to the Credit Agreement dated as of July 26, 1996 (the "Credit Agreement"), among MILLENNIUM AMERICA INC. (formerly HANSON AMERICA INC.), a Delaware corporation referred to as "HAI" under the Credit Agreement ("Millennium America"); MILLENNIUM CHEMICALS INC., a Delaware corporation ("Millennium"), as Guarantor; the lenders from time to time party thereto, initially consisting of those listed on Schedule 2.01 to the Credit Agreement (the "Lenders"); THE CHASE MANHATTAN BANK, as Documentation Agent; and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").

               A. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement on the terms and subject to the conditions provided herein.

               B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

               SECTION 1.  Proposed Merger of Millennium America
and Millennium America Holdings.

               (a) The Lenders waive the provisions of Section 6.06 of the Credit Agreement to the extent (and only to the extent) necessary to permit the proposed merger of Millennium America with and into Millennium America Holdings Inc. (formerly HM Anglo-America Ltd.), with the result that Millennium America Holdings Inc. will be the surviving corporation, will remain a wholly-owned subsidiary of Millennium, will change its corporate name to Millennium America Inc., and will succeed to all of the rights and obligations of HAI or the Borrower under the Credit Agreement. From and after the consummation of such merger, all references in the Loan Documents to "HAI" or the "Borrower" will be deemed to refer to such surviving corporation.

               (b) Millennium in its capacity as Guarantor agrees that its obligations as a guarantor under the Credit Agreement will remain in full force and effect and will in no way be diminished by the merger referred





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                                                                               2



        to in paragraph (a) above or the waiver granted thereunder.

               SECTION 2.  Amendment to Section 1.01.

               (a) The text following the table in the definition of "Applicable Percentage" is hereby amended and restated in its entirety as follows:

               "For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for Index Debt (other than by reason of the circumstances referred to in the last two sentences of this definition), then such rating agency shall be deemed to have established a rating in Category 6;
(ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within adjacent Categories, the Applicable Percentage shall be based on the higher of the two ratings; (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt differ by two Categories, the Applicable Percentage shall be based on the middle Category, (iv) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt differ by more than two Categories, the Applicable Percentage shall be based on the Category next above that in which the lower rating falls, (v) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first publicly announced by the applicable rating agency; the Borrower shall notify and provide proof to the Agent of any such change promptly upon learning of such change, and
(vi) if Moody's and/or S&P shall have in effect indicative ratings for Index Debt, such ratings shall be employed as provided herein to determine the Applicable Percentage notwithstanding that no Index Debt shall be outstanding. Each change in the Applicable Percentage shall apply to all outstanding Loans, and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If, following the Demerger Date, only a single rating agency shall so far have established a rating for the Index Debt, the Applicable Percentage shall be based on such rating. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, HAI or Millennium, as the case






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                                                                               3



may be, and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the rating most recently in effect prior to such change or cessation."

               (b)  Clause (b)(2) of the definition of "Interest
        Period" is amended and restated in its entirety as follows:

               "(2) as determined by the Administrative Agent, on the corresponding day of the week that is within one week or two weeks thereafter, as the applicable Borrower may elect,"

               SECTION 3.  Amendment to Section 6.05.
 Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "SECTION 6.05. Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters (or, prior to September 30, 1997, any such period ending after September 30, 1996) to be less than 3.0 to 1."

               SECTION 4. Representation and Warranty. Millennium America and Millennium hereby represent and warrant to the Lenders and the Administrative Agent that on and as of the date hereof, and after giving effect to this
Amendment:

               (a) This Amendment has been duly executed and delivered by Millennium America and Millennium and constitutes a legal, valid and binding obligation of Millennium America and Millennium enforceable against Millennium America and Millennium in accordance with its terms.

               (b) The representations and warranties of Millennium America or Millennium, as the case may be, contained in the Credit Agreement and any other Loan Documents are true and correct in all material respects.

               (c) No Default or Event of Default has occurred and is continuing.





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                                                                               4


               SECTION 5. Effectiveness. This Amendment shall become effective as of the date first set forth above and upon the Administrative Agent's receipt of duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of each of the parties hereto.

               SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium America or Millennium to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

               SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

               SECTION 8.  APPLICABLE LAW.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

               SECTION 9. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

               SECTION 10.  Expenses.  Millennium America (and
Millennium, as Guarantor) shall pay all reasonable out-of-





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                                                                               5




pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore.


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                           MILLENNIUM AMERICA INC.,

                                              by
                                                 ------------------------------
                                                   Name:
                                                   Title:


                                           MILLENNIUM CHEMICALS INC.,

                                              by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, individually and
                                           as Administrative Agent,

                                            by
                                                 ------------------------------
                                                  Name:
                                                  Title:

                                           THE CHASE MANHATTAN BANK,
                                           individually and as Documentation
                                           Agent,

                                             by
                                                  ------------------------------
                                                  Name:
                                                  Title:










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                                                                               6

                                            ABN AMRO BANK N.V., NEW YORK BRANCH,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                            BRANCH,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            THE BANK OF NEW YORK,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:





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                                                                               7


                                            BANQUE NATIONALE DE PARIS,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            BANQUE PARIBAS,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            BARCLAYS BANK PLC,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            CIBC INC.,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            CITIBANK, N.A.,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:










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                                                                               8



                                           COMMERZBANK AG, NEW YORK AND/OR GRAND
                                           CAYMAN BRANCHES,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:
                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


CREDIT LYONNAIS UNITED KINGDOM                  CREDIT LYONNAIS NEW YORK BRANCH,
MAIN OFFICE,
                                              by
  by                                              -----------------------------
      ---------------------------------             Name:
     Name:                                           Title:
     Title:


                                            CREDIT SUISSE,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:



                                            THE FIRST NATIONAL BANK OF CHICAGO,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:





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                                                                               9


                                            FLEET BANK,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            THE FUJI BANK, LIMITED,
                                            NEW YORK BRANCH,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            LLOYDS BANK PLC,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:



                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            MELLON BANK, N.A.,

                                              by
                                                  ------------------------------
                                                   Name:
                                                   Title:




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                                                                              10

                                            MIDLAND BANK PLC, NEW YORK BRANCH,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:

                                            MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


NATIONAL WESTMINSTER BANK PLC,              NATIONAL WESTMINSTER BANK PLC,
NASSAU BRANCH,
                                              by
  by                                              -----------------------------
    ----------------------------                          Name:
     Name:                                                Title:
     Title:

                                            NATIONSBANK, N.A.,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            PNC BANK, N.A.,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            ROYAL BANK OF CANADA,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:









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                                                                              11



                                            THE SAKURA BANK, LIMITED,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            THE SANWA BANK, LIMITED, NEW YORK
                                            BRANCH,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            SOCIETE GENERALE,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            THE SUMITOMO BANK, LIMITED,
                                            NEW YORK BRANCH,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                            TORONTO DOMINION (NEW YORK), INC.,

                                              by
                                                  -----------------------------
                                                   Name:
                                                   Title:

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